FIRST AMENDMENT TO AGREEMENT OF SALE

     This FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is entered
into as of this    day of October, 1996 by and between ERP OPERATING LIMITED
PARTNERSHIP, an Illinois limited partnership ("Purchaser"), and PLYMOUTH PLACE ASSOCIATES, an Illinois limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller have entered into an Agreement of Sale dated as of April 23, 1996 (as same may have been amended, the "Purchase Agreement") wherein Seller agreed to sell and Purchaser agreed to purchase certain property commonly known as Park Place II Apartments (the "Property").

     B.   Seller and Purchaser have since closed on the sale of the Property.

     C. The Purchase Agreement provides, among other things: (i) that the representations contained in the Purchase Agreement shall survive Closing for a period of 120 days; (ii) that the Seller agrees not to distribute the net proceeds of the Purchase Price up to a maximum amount of $500,000 to its partners for one hundred twenty (120) days after the Closing Date; and (iii) if the Seller fails to retain the net proceeds of the Purchase Price up to a maximum amount of $500,000 for 120 days after the Closing Date, then the general partner of Seller shall be liable for actual damages sustained by Purchaser as a result of Seller's breach of a representation or warranty contained in Paragraph 19 of the Agreement.

     D. Seller has requested, and Purchaser has agreed, to modify the Purchase Agreement to provide that Seller's obligations as described in Recital C above expire on December 20, 1996 and not 120 days after the Closing Date.

     NOW, THEREFORE, for the sum of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby desire to amend the Purchase Agreement as follows:

     1. Defined Terms. All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     2. Seller's Representation. In order to induce Purchaser to agree to amend the Purchase Agreement as provided for herein, Seller, subject to the limitations contained in Paragraph 19A of the Purchase Agreement, hereby represents and warrants to Purchaser that to Seller's knowledge (as limited by Paragraph 19A of the Purchase Agreement), the representations and warranties contained in the Purchase Agreement were true and accurate as of the Closing Date.

     3. Modifications to Purchase Agreement. The Purchase Agreement is hereby modified as follows:

          A. Paragraph 19. Paragraph 19.B. of the Purchase Agreement is hereby amended as follows:
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               1.   The second sentence of Paragraph 19.B on page 19 of the
Purchase Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "The parties agree that the representations contained herein shall survive Closing until December 20, 1996 (i.e. the claiming party shall have no right to make any claims against the other party for a breach of a representation or warranty after December 20, 1996).

               2. Subsection (14) on page 20 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "Seller agrees not to distribute the net proceeds of the Purchase Price up to a maximum amount of $500,000 to its partners until after December 20, 1996."

          B. Paragraph 23. Paragraph 23 of the Purchase Agreement is hereby amended by deleting the phrase "for 120 days after the Closing Date" in the 9th and 10th lines on page 23 of the Purchase Agreement and inserting in lieu thereof the phrase "until after December 20, 1996".

     4.   Miscellaneous.

          A. Full Force and Effect. Except as modified herein, the Purchase Agreement and Escrow Agreement shall remain unmodified and in full force and effect.

          B. Counterparts. This Amendment may be executed in multiple counterparts.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of
this    day of October, 1996.


                              PURCHASER:

                              ERP OPERATING LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  Equity Residential Properties Trust,
                                   a Maryland real estate investment trust


                                   By:   /s/ Linda A. Menich
                                        ------------------------------------
                                   Name:     Linda A. Menich
                                        ------------------------------------
                                   Title:    Assistant Vice President
                                        ------------------------------------


                              SELLER:

                              PLYMOUTH PLACE ASSOCIATES, an Illinois
                              limited partnership

                              By:  Balcor Partners-XVIII, an Illinois
                                   general partnership, its general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner


                                        By:   /s/ James E. Mendelson
                                             ----------------------------------
                                        Name:     James E. Mendelson
                                             ----------------------------------
                                        Its:      Authorized Representative
                                             ----------------------------------
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